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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           June 3, 1998 (May 19, 1998)
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                                  PHYCOR, INC.
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             (Exact name of registrant as specified in its charter)

   Tennessee                       0-19786                     62-13344801
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(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                    Number)                    Identification
Incorporation)                                                    Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
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               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)



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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 19, 1998, PhyCor, Inc., a Tennessee corporation ("PhyCor"), acquired PrimeCare International, Inc., a Delaware corporation ("PCI"), through the merger (the "Merger") of PCI with a wholly-owned subsidiary of PhyCor with PCI being the surviving corporation, pursuant to an Agreement and Plan of Merger dated May 18, 1998 between PhyCor, its merger subsidiary, PCI and the principal stockholder of PCI. The consideration paid by PhyCor consisted of approximately
4.1 million shares of PhyCor Common Stock and $46.8 million cash. PhyCor funded the cash paid through borrowings under its credit facility.

         The press release announcing the execution of the Merger Agreement and the transactions contemplated thereby is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired.

                  None required

         (b) Pro Forma Financial Information.

                  None required

         (c) Exhibits.

             99 Form of press release issued by the Registrant in connection with the Merger






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHYCOR, INC.


                                       By:  /s/ John K. Crawford
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                                                John K. Crawford
                                                Chief Financial Officer



Date:  June 3, 1998



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBITS
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  99   --   Form of press release issued by the Registrant in connection with the Merger





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